UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/18/2006

International Assets Holding Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23554

Delaware	59-2921318
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

220 E. Central Parkway, Suite 2060, Altamonte Springs, FL 32701
(Address of principal executive offices, including zip code)

407-741-5340
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.02.    Termination of a Material Definitive Agreement

On July 18, 2006, the Share Purchase Agreement between International Assets Holding Corporation and Baltimore plc ("Baltimore"), an English company listed on the AIM market in the United Kingdom (AIM:BLM)was terminated. The Share Purchase Agreement was conditional upon the withdrawal or lapse of the current unsolicited offer for shares of Baltimore made by Oryx International Growth. Oryx's offer was declared unconditional on July 18, 2006, with 52.9% acceptances.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Assets Holding Corporation

Date: July 18, 2006	By:	/s/ Sean M. O'Connor
Sean M. O'Connor
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release